Plan Termination	12 Months Ended
Dec. 31, 2025
Covista Retirement Plan (the "Plan")
EBP, Description of Plan [Line Items]
Plan Termination

6. Plan Termination

Covista anticipates that the Plan will continue without interruption but reserves the right to terminate or freeze the Plan at any time. In the event the Plan is terminated or frozen, all amounts not yet allocated to the participants’ accounts will be allocated in accordance with the provisions of the Plan. The resultant participants’ accounts then become fully vested. If the Plan is terminated, the assets in the Plan will be completely distributed. If the Plan is frozen, the assets of the Plan will be retained in the Plan for distribution at such time and in such a manner as the Plan provides.